EXHIBIT 10.26

                            VALENCE TECHNOLOGY, INC.
                        EXECUTIVE OFFICERS' COMPENSATION
                                    FOR 2007

ANNUAL CASH COMPENSATION

BASE COMPENSATION. Set forth below are the base salaries effective for 2007 of our named executive officers. These salaries are reviewed by the Compensation Committee of the Board of Directors annually and are subject to increase.

NAME                          TITLE                                           BASE SALARY
----                          -----                                           -----------
Robert L. Kanode (1)          Chief Executive Officer and President           $250,000

James R. Akridge (1)          Former Chief Executive Officer and              $250,000
                              President

Dean F. Bogus                 Former President of the Americas                $200,000
                              And Europe

ChunTai Guo                   Former President of the Asia                    $200,000
                              -Pacific Operations

Thomas F. Mezger (1)          Chief Financial Officer and Assistant           $185,000
                              Secretary

Roger A. Williams             General Counsel and Assistant                   $180,000
                              Secretary

Joel Sandahl                  VP of Engineering and Product                   $180,000
                              Development

Richard Hanna                 VP of Operations                                $155,000

-----------------
(1) Please refer to the employment agreements of these executive officers, each of which has been filed with the Securities and Exchange Commission, for the other terms and conditions of their employment.

Bonuses awarded for 2007 in accordance with the foregoing were as follows:

NAME                      TITLE                                          2007 BONUS
----                      -----                                          ----------
Robert L. Kanode          Chief Executive Officer and President          n/a

James R. Akridge          Former Chief Executive Officer and             $156,875(2)
                          President

Dean F. Bogus             Former President of the Americas               $112,500(3)
                          And Europe

ChunTai Guo               Former President of the Asia                   n/a
                          -Pacific Operations

Thomas F. Mezger          Chief Financial Officer and Assistant          n/a
                          Secretary

Roger A. Williams         General Counsel and Assistant                  n/a
                          Secretary

Joel Sandahl              VP of Engineering and Product                  n/a
                          Development

Richard Hanna             VP of Operations                               n/a

------------------
(2) Includes a one-time severance payment of $125,000. (3) Includes a one-time severance payment of $100,000.

LONG TERM INCENTIVES

STOCK OPTIONS.. Executive officers, together with our other employees, are eligible to receive grants of awards under our 2000 Stock Option Plan and 1990 Stock Option Plan. These awards may be in the form of stock options. The number of options granted to an executive officer is based upon a number of factors, including, but not limited to, his or her position, salary and performance, the number and/or value of his or her in-the-money outstanding unexercisable options, as well as the performance and goals of the Company.